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                                                                    EXHIBIT 23.2


                      [LETTERHEAD OF KPMG PEAT MARWICK LLP]



                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Norwest Corporation:

We consent to the use of our report dated January 15, 1998 incorporated herein by reference and to the reference to our firm under the heading "EXPERTS" in the prospectus.


                                                     /s/ KPMG Peat Marwick LLP




Minneapolis, Minnesota
May 18, 1998